Transamerica Premier Funds

                                 Investor Shares

                        Supplement Dated February 1, 1997
               to Investor Shares Prospectus Dated April 29, 1996



The following information supplements, and should be read in conjunction with, the Prospectus to which this supplement is attached.

Transamerica Investors, Inc. has suspended sales of the Transamerica Premier Short-Intermediate Government Fund.

Existing shareholders may continue to purchase shares of the Transamerica Premier Short-Intermediate Government Fund.

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